AXP (SM)
Extra Income
Fund

2000 ANNUAL REPORT
(PROSPECTUS ENCLOSED)

(icon of) clock

AMERICAN
  EXPRESS(R)
 FUNDS

AXP Extra Income Fund seeks to provide shareholders with high current income as its primary goal and, as its secondary goal, capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

                                                                    AMERICAN
                                                                     EXPRESS
                                                                    (R)

Bonds  with
Something  Extra

Bonds aren't necessarily conservative securities strictly for people willing to settle for modest returns. High-yield corporate bonds, for example, are actually quite aggressive investments, offering high potential returns to investors willing to take more risk.

These are the bonds that AXP Extra Income Fund invests in. High-yield bonds are issued by a wide range of companies -- from well-established ones that might be experiencing financial difficulty to new, rapidly growing ones that have yet to build a credit history.

Importantly, the Fund spreads its investments among many bonds representing many types of businesses. This helps to spread the investment risk for shareholders.

AXP EXTRA INCOME FUND

Table of Contents

2000 ANNUAL REPORT
The purpose of this annual report is to tell  investors how the Fund  performed.

From the Chairman                         4
From the  Portfolio  Managers             4
Fund Facts                                6
The 10 Largest Holdings                   7
Making  the Most of the Fund              8
The Fund's  Long-term  Performance        9
Independent  Auditors' Report (Fund)     11
Financial  Statements (Fund)             12
Notes to Financial  Statements(Fund)     15
Independent  Auditors'Report(Portfolio)  21
Financial Statements (Portfolio)         22
Notes to Financial Statements(Portfolio) 25
Investments in Securities                29
Federal Income Tax Information           54

                                                          ANNUAL REPORT - 2000

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

The financial markets have always had their ups and downs, but in recent months volatility has become more frequent and intense. While no one can say with certainty what the markets will do, American Express Financial Corporation, the Fund's investment manager, expects economic growth to continue this year, accompanied by a modest rise in long-term interest rates. But no matter what transpires, this is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment advisor who can help you cut through mountains of data.

o Set financial goals that extend beyond those achievable through retirement plans of your employer.

o Learn as much as you can about your current investments.

The portfolio managers' letter that follows provides a review of the Fund's investment strategies and performance. The annual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.

On behalf of the Board,

Arne H. Carlson

(picture of) Jack Utter and Scott Schroepfer
Jack Utter and Scott Schroepfer
Portfolio Managers

From the Portfolio Managers
The bond market struggled for much of the past 12 months, as concerns about inflation and rising interest rates dominated the investment environment. Although high-yield issues fared better than some sectors of the market, an overall decline in prices resulted in AXP Extra Income Fund's Class A shares experiencing a loss (excluding the sales charge) of 2.78% on a total return basis for the fiscal year -- June 1999 through May 2000.

AXP EXTRA INCOME FUND

The period got off to a reasonably good start, as the economy continued to forge ahead with little sign of higher inflation. Thanks in part to strength in its telecommunications and paper/forest product holdings, the Fund produced positive results through the first two months.

RATE HIKES PRESSURE MARKET
But the tone of the bond market quickly changed, as investors, prompted by a hike in short-term interest rates by the Federal Reserve Board (the Fed) in June 1999, became increasingly worried that higher inflation and still-higher interest rates might lie ahead. That concern was reinforced by another Fed rate hike in late August. While high-yield bonds suffered less from the rise in rates than did some sectors of the market, a substantial supply of new issues and a drop-off in demand on the part of investors in high-yield mutual funds kept downward pressure on prices through the fall.

News of still-tame inflation finally boosted investors' spirits in November and December. High-yield bonds responded with sharp gains, with the Funds' holdings among telecommunications and media bonds performing especially well. But four subsequent interest-rate increases by the Fed, as well as an increase in the level of defaults in the high-yield sector, dragged down bond prices and, consequently, the Fund's net asset value for the ensuing months of the fiscal year.

As we look toward the new fiscal year, with economic growth showing little sign of slacking off, we think the Fed may decide to push short-term interest rates somewhat higher in the months ahead to avoid a run-up in inflation. Nevertheless, while that almost surely would present a near-term problem for the bond market, we think it might ultimately lead to better performance as the period progresses. Beyond that, because their yields are at historically high levels, we think high-yield bonds have the potential to attract increased interest from investors and, therefore, could enjoy improved prices in the new fiscal year.

Jack Utter
Scott Schroepfer

                                                       ANNUAL REPORT - 2000

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2000                                                            $3.48
May 31, 1999                                                            $3.97
Decrease                                                                $0.49

Distributions -- June 1, 1999 - May 31, 2000
From income                                                             $0.39
From capital gains                                                      $ --
Total distributions                                                     $0.39
Total return*                                                          -2.78%**

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2000                                                            $3.48
May 31, 1999                                                            $3.97
Decrease                                                                $0.49

Distributions -- June 1, 1999 - May 31, 2000
From income                                                             $0.36
From capital gains                                                      $ --
Total distributions                                                     $0.36
Total return*                                                          -3.53%**

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2000                                                            $3.48
May 31, 1999                                                            $3.97

Decrease $0.49

Distributions -- June 1, 1999 - May 31, 2000
From income                                                             $0.39
From capital gains                                                      $ --
Total distributions                                                     $0.39
Total return*                                                          -2.68%**

*Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.
**The total return is a hypothetical investment in the Fund with all distributions reinvested.

AXP EXTRA INCOME FUND


The 10 Largest Holdings

                                                   Percent                     Value
                                               (of net assets)         (as of May 31, 2000)
CSC Holdings
 11.13% Pay-in-kind Series M Preferred              1.24%                 $39,044,569
EchoStar DBS
 9.38% 2009                                         1.23                   38,759,174
NTL
 11.40% 2001                                        1.16                   36,399,999
Voicestream Wireless
 11.63% 2006                                        1.07                   33,783,750
Allied Waste North America
 10.00% 2009                                        1.07                   33,693,500
Outsourcing Solutions
 11.00% 2006                                        1.04                   32,907,600
Repap New Brunswick
 9.00% 2004                                         1.00                   31,444,875
Warren (SD)
 14.00% 2006                                         .97                   30,459,960
MGM Grand
 9.75% 2007                                          .94                   29,662,500
Motor & Gears
 10.75% 2006                                         .94                   29,584,999

For further detail about these  holdings,  please refer to the section  entitled
"Investments in Securities."

(icon of) pie chart

                        The 10 holdings listed here
                        make up 10.66% of net assets

                                                       ANNUAL REPORT - 2000

Making the Most of the Fund

Build your assets systematically
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10  $8   $6             $7
$ 5                   $4   $4

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
$100 invested per month. Total invested: $600.

*Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:
o your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

AXP EXTRA INCOME FUND

The Fund's Long-term Performance

How your $10,000 has grown in AXP Extra Income Fund

$30,000

                                           X
                                      Merrill Lynch High             $25,134
                                       Yield Bond Index            Extra Income
                                                                   Fund Class A

$20,000

                                   X
                             Lipper High Yield                X
                               Funds Index             Lehman Brothers
                                                   Aggregate Bond Index


9,525




'90    '91    '92    '93    '94    '95    '96    '97    '98    '99      '00

Average Annual Total Returns (as of May 31, 2000)
            1 year      5 years     10 years(A)    Since inception (B&Y)
 Class A    -7.40%       +5.32%       +9.68%              --%
 Class B    -7.03%       +5.41%          --%           +6.52%*
 Class Y    -2.68%       +6.48%          --%           +7.58%*

*Inception date was March 20, 1995.

Assumes: Holding period from 6/1/90 to 5/31/00. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $16,800. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to three widely cited performance indexes, the Merrill Lynch High Yield Bond Index, the Lipper High Yield Funds Index and the Lehman Brothers Aggregate Bond Index. Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from Lehman Brothers Aggregate Bond Index to the Merrill Lynch High Yield Bond Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future however, only the Merrill Lynch High Yield Bond Index will be included. In comparing AXPExtra Income Fund (Class A) to these indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indexes.

                                                         ANNUAL REPORT - 2000

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the applicable sales charge up to a maximum of 4.75%. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Merrill Lynch High Yield Bond Index provides a broad-based measure of performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default. The index is "rule-based," which means there is a defined list of criteria that a bond must meet in order to qualify for inclusion in the index.

Lipper High Yield Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

AXP EXTRA INCOME FUND

The  financial   statements   contained  in  Post-Effective   Amendment  #33  to
Registration Statement No. 2-86637 filed on or about July 26, 2000, are incorporated herein by reference.

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Extra Income Fund, Inc. Fiscal year ended May 31, 2000

Class A

Income distributions taxable as dividend income, 11.47% qualifying for deduction by corporations.

Payable date                                 Per share

June 23, 2000                                 $0.02812
July 26, 2000                                  0.03075
Aug. 26, 1999                                  0.03070
Sept. 22, 1999                                 0.02961
Oct. 25, 1999                                  0.03074
Nov. 23, 1999                                  0.03364
Dec. 22, 1999                                  0.03365
Jan. 24, 2000                                  0.03324
Feb. 24, 2000                                  0.03470
March 23, 2000                                 0.03463
April 24, 2000                                 0.03170
May 24, 2000                                   0.03365
Total distributions                           $0.38513

AXP EXTRA INCOME FUND

Class B

Income distributions taxable as dividend income, 11.47% qualifying for deduction by corporations.

Payable date                                 Per share

June 23, 1999                                 $0.02589
July 26, 1999                                  0.02803
Aug. 26, 1999                                  0.02819
Sept. 22, 1999                                 0.02745
Oct. 25, 1999                                  0.02814
Nov. 23, 1999                                  0.03138
Dec. 22, 1999                                  0.03137
Jan. 24, 2000                                  0.03065
Feb. 24, 2000                                  0.03227
March 23, 2000                                 0.03246
April 24, 2000                                 0.02930
May 24, 2000                                   0.03143
Total distributions                           $0.35656

Class Y

Income distributions taxable as dividend income, 11.47% qualifying for deduction by corporations.

Payable date                                 Per share

June 23, 1999                                 $0.02838
July 26, 1999                                  0.03128
Aug. 26, 1999                                  0.03125
Sept. 22, 1999                                 0.03008
Oct. 25, 1999                                  0.03129
Nov. 23, 1999                                  0.03414
Dec. 22, 1999                                  0.03415
Jan. 24, 2000                                  0.03380
Feb. 24, 2000                                  0.03522
March 23, 2000                                 0.03510
April 24, 2000                                 0.03222
May 24, 2000                                   0.03413
Total distributions                           $0.39104

                                                       ANNUAL REPORT - 2000

AMERICAN
  EXPRESS (R)
 FUNDS
                                                              PRSRT STD AUTO
                                                                U.S. POSTAGE
                                                                    PAID
                                                                  AMERICAN
                                                                   EXPRESS

AXP Extra Income Fund
200 AXP Financial Center
Minneapolis, MN  55474
                                                                   AMERICAN
                                                                     EXPRESS
                                                                   (R)


                                                                6370-T (7/00)


This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

STATEMENT OF DIFFERENCES

Difference                                       Description

1)   The layout is different                     1)  Some of the layout in the
     throughout the annual report.                   annual report to
                                                     shareholders is in two
                                                     columns.

2)   There are pictures, icons                   2)  Each picture, icon and
     and graphs throughout the                       graph is described in
     annual report.                                  parentheses.